BOSTON ADVISORS TRUST

                       BOSTON ADVISORS CASH RESERVES FUND
                   BOSTON ADVISORS TAX FREE MONEY MARKET FUND
              BOSTON ADVISORS NEW YORK MUNICIPAL MONEY MARKET FUND

       SUPPLEMENT DATED JUNE 10, 2003 TO PROSPECTUS DATED AUGUST 29, 2002

On June 5, 2003, the Boston Advisors Cash Reserves Fund, the Boston Advisors Tax Free Money Market Fund and the Boston Advisors New York Municipal Money Market Fund's (the "Funds") Default Insurance Coverage (the "Coverage") terminated. The Funds' previous provider of the Coverage has discontinued providing default coverage to money market funds and accordingly will not renew the Funds' policy. Similar coverage may be available from another provider, however at prohibitively expensive cost. Accordingly, all references to the Funds' Coverage on page 16 of the Prospectus are now deleted.